This proxy is solicited by the Board of Directors.
The undersigned stockholder(s) of CBT Corporation hereby appoints Patrick
J. Cvengros and Williams J. Jones, or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of CBT Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 18, 1995 or any adjournment thereof, with all the powers the undersigned would possess if present personally at said meeting, or any adjournment thereof.

1. ELECTION OF DIRECTORS
     FOR ALL NOMINEES LISTED BELOW           WITHHOLD AUTHORITY TO VOTE FOR ALL
     (Except as otherwise indicated below.)  NOMINEES LISTED BELOW

         Irving P. Bright, Jr.               John L. Burman
         Patrick J. Cvengros                 William H. Dyer
         Louis A. Haas                       Joe Tom Halton
         Kerry B. Harvey                     F. Donald Higdon
         William J. Jones                    Ted S. Kinsey
         Louis M. Michelson                  Bill B. Morgan
         Louis D. Myre, M.D.                 David M. Paxton
         Robert P. Petter                    Joseph A. Powell
         William A. Usher

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION REGARDING INDEMNIFICATION

        FOR             AGAINST            ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.


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This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless authority to vote for the nominees listed above is withheld, this proxy will be voted for the nominees listed above with the discretionary authority described in the accompanying proxy statement and "for" Proposal 2.

Please sign exactly as name appears below.
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature

Signature (if held jointly)

DATED:
PLEAS MARK, SIGN, DATE, AND PROMPTLY RETURN THE PROXY USING THE ENCLOSED
ENVELOPE.
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